UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On October 23, 2018, Regis Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Edina, Minnesota. At the Annual Meeting, the Company’s shareholders approved the Regis Corporation 2018 Long Term Incentive Plan (the “2018 Plan”). Upon approval of the 2018 Plan, the Company ceased granting awards under the Company’s 2016 Long Term Incentive Plan (the “2016 Plan”).

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described above, at the Annual Meeting, the Company’s shareholders approved the 2018 Plan. The 2018 Plan authorizes 1,900,000 shares of the Company’s common stock, plus any shares remaining available for issuance under the 2016 Plan as of the date of the Annual Meeting, for the issuance of awards under the 2018 Plan. Any employee, officer, director or other individual who is selected by the Compensation Committee, is eligible to receive an award under the 2018 Plan.

This summary of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is attached as Appendix A to the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 6, 2018 (the “Proxy Statement”).

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The proposals are described in detail in the Proxy Statement for the Annual Meeting.

1.              Election of Directors. The shareholders elected the eight director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

DIRECTOR NOMINEE	For	Against	Abstain	Broker Non-Votes
Daniel G. Beltzman	38,451,188	966,233	2,822	1,584,242
Virginia Gambale	39,047,421	370,913	1,909	1,584,242
David J. Grissen	38,761,740	655,903	2,600	1,584,242
Mark S. Light	38,625,441	619,318	175,484	1,584,242
Michael J. Merriman	38,996,135	416,250	7,858	1,584,242
M. Ann Rhoades	39,013,526	401,612	5,105	1,584,242
Hugh E. Sawyer III	39,027,229	384,856	8,158	1,584,242
David P. Williams	38,795,217	617,068	7,958	1,584,242

2.              Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company’s named executive officers.  The results of the advisory vote on the say-on-pay proposal were as follows:

For	39,212,709
Against	164,355
Abstain	43,179
Broker Non-Votes	1,584,242

3.              2018 Long Term Incentive Plan. The shareholders approved the 2018 Plan. The results of the vote on the 2018 Plan were as follows:

For	37,226,801
Against	2,164,913
Abstain	28,529
Broker Non-Votes	1,584,242

4.              Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.  The results of the vote on the ratification of the appointment of PricewaterhouseCoopers were as follows:

For	39,855,309
Against	1,131,854
Abstain	17,322

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 26, 2018	By:	/s/ Amanda P. Rusin
Name: Amanda P. Rusin, Title: Secretary